NOTES PAYABLE	12 Months Ended
Dec. 31, 2022
NOTES PAYABLE.
NOTES PAYABLE

7.    NOTES PAYABLE:

On January 26, 2021, the Company entered into a term loan facility agreement for the amount of $738 thousand. The funds were available to be drawn on from the effective date of the agreement through to January 27, 2021. The Company drew down the full loan amount on January 26, 2021. The Company’s research and development tax credit was to be utilized as collateral. The Lender was to be paid immediately following payment of research and development tax credit from the United Kingdom’s HM Revenue and Customs. The final repayment was due six months from the agreement date, if the loan and any interest was not repaid in full prior to this date. The loan carried a monthly interest rate of 1.25%. The interest accrued daily and compounded monthly on the monthly anniversary of the draw down date of the loan.

For the year ended December 31, 2021, the Company incurred an effective interest rate of 26.20% relating to notes payable. The interest expense recognized based on the debt’s effective interest rate for the year ended December 31, 2022 and 2021, was zero and $19 thousand, respectively, relating to notes payable. The Company repaid the note payable in full on March 2, 2021. There were no notes payable outstanding at the years ended December 31, 2022 and 2021.